UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2008

Veraz Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33391	943409691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

926 Rock Avenue, Suite 20, San Jose, California		95131
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-750-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2008, Pinhas Reich announced his intention to resign as Vice President Global Sales of Veraz Networks, Inc. On April 15, 2008 (the "Release Date"), Mr. Reich entered into a Release Agreement (the "Release Agreement") with Veraz Networks Ltd. (collectively with all parents, subsidiaries and affiliates, "Veraz"), whereby Mr. Reich formally resigned as Vice President Global Sales of Veraz. Pursuant to the Release Agreement, Mr. Reich will perform certain transition functions as a non-executive vice president until September 30, 2008 (the "Termination Date"), in order to assist with a smooth transition, and will continue to be compensated in accordance with his Letter of Employment Agreement, dated January 1, 2003 (the "Employment Agreement"), which will terminate on the Termination Date. In addition, as of the Release Date, all unvested options to purchase shares of common stock of Veraz which were granted to Mr. Reich during his employment were cancelled. The Employment Agreement was previously filed with the Securities and Exchange Commission as Exhibit Number 10.38 to our Registration Statement on Form S-1, and the foregoing summary of the Release Agreement is qualified in its entirety by the Release Agreement itself, which is attached hereto as Exhibit 10.41 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On February 19, 2008, Pinhas Reich announced his intention to resign as Vice President Global Sales of Veraz Networks, Inc. On April 15, 2008, Mr. Reich entered into the Release Agreement with Veraz Networks Ltd., whereby Mr. Reich formally resigned as Vice President Global Sales of Veraz. Pursuant to the Release Agreement, Mr. Reich will continue to be compensated in accordance with the Employment Agreement until September 30, 2008, in order to assist with a smooth transition, on which date the Employment Agreement shall terminate. The Employment Agreement was previously filed with the Securities and Exchange Commission as Exhibit Number 10.38 to our Registration Statement on Form S-1, and the foregoing summary of the Release Agreement is qualified in its entirety by the Release Agreement itself, which is attached hereto as Exhibit 10.41 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2008, Pinhas Reich announced his intention to resign as Vice President Global Sales of Veraz Networks, Inc. On April 15, 2008, Mr. Reich entered into the Release Agreement with Veraz Networks Ltd., whereby Mr. Reich formally resigned as Vice President Global Sales of Veraz. Pursuant to the Release Agreement, Mr. Reich will perform certain transition functions as a non-executive vice president until September 30, 2008, in order to assist with a smooth transition.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number Description
10.41 Release Agreement, dated April 15, 2008, between Pinhas Reich and Veraz Networks Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veraz Networks, Inc.

April 18, 2008	By:	Eric C. Schlezinger

Name: Eric C. Schlezinger
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.41	Release Agreement, dated April 15, 2008, between Pinhas Reich and Veraz Networks Ltd.